AltCat Fund

(Alternative Categories Fund)

SUMMARY PROSPECTUS

May 1, 2017

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks.  You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.staarfunds.com.  You can also get this information at no cost by calling Shareholder Services at 1-888-717-8227 or sending an email request to staarbase@aol.com.  The current prospectus and statement of additional information, dated May 1, 2017, are incorporated by reference into the summary prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

STAAR AltCat Fund Summary Prospectus                                                                                 Page 1

STAAR AltCat Fund

(Alternative Categories Fund)

Prospectus

Ticker: SITAX

May 1, 2017

FUND SUMMARY

INVESTMENT OBJECTIVE:  The STAAR AltCat Fund pursues growth of investors’ capital.

FEES AND EXPENSES: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of amount redeemed)	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution (12b-1) Fees	0.01%
Other Expenses	1.53%
Acquired Fund Fees & Expenses	0.41%
Total Annual Fund Operating Expenses	2.75%

* Beginning July 1, 2012, the management fee was changed to .80% from .90%.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	3 Years	5 Years	10 Years
$278	$853	$1454	$3080

PORTFOLIO TURNOVER:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.49% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

PRINCIPAL INVESTMENT STRATEGIES: The Fund's main strategy is to identify investment opportunities that the Advisor expects to benefit from market or economic trends. The Advisor has broad discretion as to the asset categories and investments owned by the Fund.  A broad mix of investment types and management styles may be

STAAR AltCat Fund Summary Prospectus                                                                                 Page 2

employed.  The Fund is considered non-diversified in that under normal conditions 80% or more of its total assets are invested in other mutual funds or exchange traded funds (ETFs).

PRINCIPAL RISKS OF INVESTING IN THE FUND:  The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your investment in the Fund.  The principal risks of the Fund include:

Management Risk -- There is a risk that the Advisor’s research, analysis techniques and strategies used by the Advisor and/or the Advisor’s selection of securities may fail to produce the intended results.

Market Risk -- While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.  Volatility has sometimes adversely affected the stock prices even of financially sound companies and funds.  Such market conditions add to the short-term risk of investing in the Funds.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Credit Risks -- There is a risk that an issuer of fixed-income or debt securities will not make timely payments of principal and interest.  Issuers of debt securities can also default on the bond principal.  This applies to cash positions and any bond positions that the Fund might take.  However, while the use of bonds is permitted, it is not a primary investment strategy.

Bond Market Risks -- Investing in bonds may involve risks that affect the bond markets in general, such as general economic conditions and adverse changes in interest rates.

Foreign Investment Risks -- Investing in foreign securities involves risks such as adverse political, social, political and economic developments, different regulations to which companies are subject, currency fluctuations, limited information about the foreign companies, less liquidity in foreign markets and less protection for the shareholders in the foreign market.

Emerging Markets Risks – Investments in less mature economies can be exposed to greater risks due to smaller and less liquid markets, less stable political environments and less developed economic policies and controls.  Emerging markets can be more volatile, experiencing greater “ups and downs” than mature markets.

Risks of Investing in Funds -- There are certain risks associated with the character and mechanics of mutual funds.  Shareholders do not control investment transactions and decisions made by managers determine performance.  Transactions can cause  taxable distributions that are passed through to shareholders.  Investors in the Fund indirectly pay the expenses of underlying funds.

Shares of the Fund will change in value and you could lose money by investing in the Fund.  It is possible that the Fund may not achieve its investment objective.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Annual Total Returns:  The bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index, which has investment characteristics similar to those of the Fund.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.staarfunds.com.

STAAR AltCat Fund Summary Prospectus                                                                                 Page 3

Calendar Year Returns, periods ended December 31, 2016

During the 10-year period shown in the bar chart, the highest return for a quarter was +10.44% (quarter ending 6/30/09) and the lowest return for a quarter was -16.79% (quarter ending 9/30/11).

AVERAGE ANNUAL TOTAL RETURNS				Since
For the periods ended 12/31/16				Inception
STAAR AltCat Fund	One Year	5 Years	10 Years	(05/28/97)
Return Before Taxes	+2.87%	+5.49%	+2.19%	+4.09%
Return After Taxes on Distributions*	+2.80%	+4.92%	+1.68%	+3.54%
Return After Taxes on Distributions and Sale of Fund Shares*	+1.73%	+4.44%	+1.75%	+3.37%
MSCI ACWI USD Index (world stock)**	+7.86%	+9.36%	+3.56%	N/A%

*

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

**

While the Fund, by design, does not necessarily correlate closely with any index in any given year, the MSCI ACWI USD Index is considered by management as a closer fit to the AltCat Fund than other indexes.  Over the years the exposure to international stocks has risen and generally ranges between 20% and 35%.  Therefore a world stock index will fit better with this Fund.

MANAGEMENT

Investment Advisor: STAAR Financial Advisors, Inc. is the investment advisor (the “Advisor”) for the Fund.

Portfolio Manager:  J. Andre Weisbrod has served as the Fund’s portfolio manager since 1996.  Mr. Weisbrod is the President and CEO of the Advisor and a Director of the STAAR Investment Trust.

PURCHASE AND SALE OF FUND SHARES:  The minimum initial amount of investment in the Funds is $1,000.   The entire amount may be invested in this Fund or may be split among any of the STAAR Funds subject to a $50 minimum per Fund.  Subsequent investments in the Fund will be subject to a $50 minimum per Fund.  Investors may purchase, exchange or redeem Fund shares on any business day by mail, to Mutual Shareholder Services, LLC, 8000 Town Centre Dr, Broadview Heights, OH 44147, or by telephone at 1-888-717-8227.

TAX INFORMATION: The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  A sale or exchange of Fund shares is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction on your federal tax return.

STAAR AltCat Fund Summary Prospectus                                                                                 Page 4

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.